Mosaic and Groundbreaking Opportunity: A Compelling Alignment Merrill Lynch Leveraged Finance Conference, Las Vegas November 13, 2007 Exhibit 99

Thank you for inviting Mosaic to present at this conference.
Everyone in this room today is aware of the extraordinary environment that agricultural markets have been experiencing over the past 12 months.
I hope my remarks today impart two key messages -
First, we believe this opportunity is a sustainable trend and, second, we believe that
Mosaic is exceptionally well positioned to capitalize on these dynamics.

Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; accidents involving our operations, including brine inflows at our Esterhazy, Saskatchewan potash mine as well as potential mine fires, floods, explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange
Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of
The Mosaic Company.

Before going any further, I want to remind you that this presentation contains forward-looking statements.
The remarks we make are based on information and understandings we believe to be accurate as of today’s date -- 11/13/2007.
Actual results are likely to differ from those set forth in the forward-looking statements.

Mosaic: Who We Are
Global producer of crop nutrients
• #1 Phosphate producer in the world
• #2 Potash producer in the world
• North American nitrogen position
Vertically integrated
• Mining, production, distribution
Formed in 2004
• New company with veteran
industry experience

Let me share a few details with you about The Mosaic Company.
We produce more phosphate than anyone else in the world - about 9.4 million tonnes annually, which exceeds the combined production of the next three largest producers.
Our potash position is similarly strong, currently the second largest in the world.  In fact, our annual capacity for potash production - 10.4 million tonnes - is even larger than our phosphate capacity.
Our portfolio also includes a 50% stake in Saskferco - a Saskatchewan nitrogen producer.
We have world-scale and efficient plants located near our mines and a global distribution network that enables us to reach every major agricultural region in the world.  This vertical integration provides us with tremendous operational flexibility and asset leverage.
Mosaic is in its fourth year as a public company.  Our rich asset base was formed by the 2004 merger of IMC Global and the crop nutrient business of Cargill.
The timing of this merger could not have been better given recent history.

Fundamental Fundamental Sustainable Sustainable Global Global Groundbreaking Opportunity

We describe the current industry environment as an agricultural renaissance with demand and pricing trends that have not been seen in a generation.
The factors converging to create these market conditions have the potential to produce an entirely new era of productivity for agriculture.
Our view of this opportunity is really shaped by three words -
Fundamental - driven by demand to meet basic needs.
Global - encompassing every major agricultural region of the world.
And most importantly - sustainable into the future.

Groundbreaking Opportunity:
Driven by Fundamental Demand
Food,
Feed,
Fiber…
World GDP Growth Rate
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source: Global Insight

Let’s start with a look at the fundamental drivers.
Biofuels have gotten all the ink in recent months, but agriculture is still first and foremost about feeding people.
However, there are more people than ever to feed and more people than ever who can afford to eat well.
World GDP is projected increase 3.7% in 2007 and 3.6% in 2008.  This creates a healthy and stable environment for crop nutrients.
In some areas such as China, India, Malaysia and Pakistan - GDP growth is exceptional.  Economies in these countries are growing well above the global average.
The result is an emerging affluent middle class that is demanding more protein rich foods, which, in turn, translates into strong nutrient demand growth.

Groundbreaking Opportunity: Plus a New Demand Driver and Fuel

Biofuels have accelerated already strong demand for grain and oilseeds and turned a positive environment into an extraordinary one.
The USDA estimates that US ethanol producers used 550 million bushels more of corn for the 2007 crop year than the previous year -- that’s a 34% increase year over year.

Groundbreaking Opportunity: The Fundamentals are Global Widespread demographic and economic factors Fuel Economic Food

The net effect is that possibly for the first time ever, demand fundamentals are strong in both the developed and developing regions so that the opportunity is truly a global one.
In Asia, we have large populations plus a new protein-craving middle class.
In Latin America, economies are growing again.
In North America and Europe - both mature ag markets - alternative energy needs have re-invigorated agricultural demand.
So, this groundbreaking opportunity is being driven by a diverse set of demographic, economic and geographic fundamentals.
But the big question is, of course, “Is this opportunity
sustainable?”
We ask ourselves this question and here’s why we keep answering it with a resounding “yes.”

World Less China Grain and Oilseed Use
0.0
50.0
100.0
150.0
200.0
250.0
300.0
350.0
400.0
450.0
75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Stock    % of Use
Groundbreaking Opportunity:
The Fundamentals are Sustainable
Million Tonnes % of Use
Source: USDA
Food
stocks at
historic
lows

This rally is fundamentally different from past periods of price increases because it is being driven by demand, not by supply shortages.
In fact, global grain and oilseed stocks will decline again in 2007/2008 despite the large increase in planted area this year.
Production was forecast to increase 4% to a record 2 billion tonnes in 2007, but projected use exceeded this year’s harvest by about 24 million tonnes.
Global wheat stocks at the end of the 2007/2008 crop year are projected to drop to their lowest level since 1976 and the stocks-to-use ratio will be the lowest in modern history.

Groundbreaking Opportunity:
The World Will Not Get “Less” Hungry…
Developing
nations are
driving 90%
of demand
World Nutrient Demand Through 2010
0
20
40
60
80
100
120
140
160
180
75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10
Developed Nations Developing Nations Transition Economies
Source: IFA
Million Tonnes

This situation is not likely to change soon.
Developing nations have accounted for all of the growth in world nutrient demand since 1995 - demand fueled by traditional population and income drivers.
The latest forecasts from the International Fertilizer Industry Association show that developing nations will account for more than 90% of projected demand growth during the the next five years, even with large bio-fuels initiatives in the US and
Europe.

Groundbreaking Opportunity:
Nor Less Energy Dependent
0.0
1.0
2.0
3.0
4.0
5.0
6.0
01 02 03 04 05 06 07 08 09 10 11 12 13 14
0%
10%
20%
30%
40%
50%
Actual    Forecast       % of Corn Crop
U.S. Corn Used for Ethanol Production
Ethanol
is here
to stay
% of Corn Crop Billion Bushels

This biofuels situation that is not likely to change.
Corn used for ethanol production is forecast to increase at least another 700 million bushels to more than 4.1 billion bushels of the 2008/2009 crop. By 2014, biofuels are expected to consume as much as 40% of the U.S. corn crop.
Currently, there were 130 ethanol plants operating in North American, another 73 new plants are under construction and there are 10 expansions of existing plants.
And while this emerging industry will undergo some growing pains, the politics of biofuels are too compelling to discount its continued impact on US agriculture.
From the national strategic need for domestic energy supplies to the environmental need for clean fuel to the economic need for rural development -- we believe biofuels as an end-use will only grow.

Fundamental Fundamental Sustainable Sustainable Global Global The Mosaic Opportunity

As I mentioned earlier, Mosaic’s attributes are well aligned with those of the industry opportunity.
These same words describe how Mosaic is capitalizing on this opportunity.
Fundamental execution is driving our business today.  Our unique global position is a competitive strength.  And, our growth is sustainable thanks to capacity expansion.
Let’s take a closer look at each of these points.

The Mosaic Opportunity Driven by Fundamental Execution Customer’s supplier of choice • Market share gains Supply chain management • “Plan, promise & deliver” Cost-containment • Economies of scale

The opportunity that I’ve described in the last few minutes is only relevant if you can execute on the fundamentals.
We’ve spent the past three years integrating Mosaic’s operations in order to build a stable and solid foundation that is really paying off for us now.
We have made customer relationships a top priority and the successful implementation of our “plan, promise and deliver” program has helped turn these relationships into highly collaborative ones.
These relationships combined with our commitment to have the right product at the right place at the right time - an absolutely critical step in the crop nutrient supply chain - is helping us to gain market share in North America
We remain highly focused on operating discipline and optimal capacity in order to maximize asset utilization, decrease costs per tonne and expand margins to fully capitalize on the very strong market conditions that we have described.

The Mosaic Opportunity
Delivering Fundamental Performance
-$125
$0
$125
$250
$375
$500
$625
Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1
Quarterly EBITDA
Momentum
in all
fundamental
metrics
In Millions
06 07 08

Our operational excellence is translating into solid financial results including record results in our latest quarter.
You can see the dramatic turnaround in cash generation in just the past three quarters.
It is worth noting that this momentum applies to every measure of performance -
from the top to the bottom line.

The Mosaic Opportunity
Capitalizing on Our Global Reach
Offshore assets aligned with global demand
Canada
4 Mines
United States
7 Mines
4 Phosphate Plants
Argentina
1 Warehouse & Blender
1 Production/Warehouse
Brazil
7 Warehouse & Blender
2 Production/Warehouse
China
2 Warehouse & Blender
2 Production/Warehouse
Thailand
1 Warehouse &
Blender
India
1 Warehouse

Our global footprint is another key competitive differentiator for Mosaic and one that is exceptionally well-aligned with key growth markets.
In addition to our North American mines and plants, we have a significant on-the-
ground presence in Asia and Latin America.
Mosaic own plants, warehouses and distribution infrastructure in Brazil, Argentina,
China, India and Thailand.  We also have equity positions in phosphate production facilities in Brazil and China.
Our offshore presence provides us with a wealth of local expertise and regional intelligence within each area and also helps to balance the seasonality of our business.

The Mosaic Opportunity:
Potash is Key to Sustainability
A “KO” Business:
Only 12 exporting nations
• China, India, Brazil import dependent
Greenfield projects are
expensive
• No new mines on-stream
through 2011
Historic under-utilization in
developing world

We’ve talked a lot today the sustainability of market demand drivers.
But there’s another dimension to the sustainability of Mosaic’s performance - one that is often under-appreciated - and it can be summarized in one word - potash.
Simply put, its a great business.
Potash is exported from only 12 countries in the world and imports account for more than 60% of demand, in part because ag giants such as China, India and Brazil are all import dependent.
A new 2 million tonne per year potash mine would require capital investment of about
$2 billion, making new greenfield projects very hard to justify even by current high potash prices.
Finally, because of its historically low under-utilization rates in developing countries, potash is enjoying an exponential benefit from growing demand in these countries, where its nutritional value is more critical than ever to optimizing crop yields.

The Mosaic Opportunity
Our K Position Today is Excellent
Mosaic Potash Capacity by Mine 2008
One of the
largest
players in
the world
(a) Finished product (KCI)
(b) Potash operations at our Hersey, Michigan facility will be discontinued in the first half of fiscal 2008.
(c) We toll produce potash at our Esterhazy mine for a third party.
10.4 Total
(excluding toll production)
(c)
11.7 Total
0.1
Hersey
(b)
1.7
Carlsbad
United States:
5.3
Esterhazy
1.8
Colonsay
2.8
Belle Plaine
Canada:
Annual Capacity
(a)
(Million tonnes per year)

With these dynamics, its not surprising that the Potash business segment is a strong performer for Mosaic.  It accounts for approximately one-fifth of net sales, and for fiscal 2007, Potash accounted for about 60% of operating earnings.
Current net capacity is about 10.4 million tonnes annually from our five mines in
Canada and the United States, including our Esterhazy facility, which is the largest potash mine in the world.
In May, we completed a $38 million expansion of Esterhazy that added an incremental 1.1 million metric tonnes of new annual capacity.
This project was the first phase of in an ambitious potash expansion plan that is one of our most important strategic priorities.

The Mosaic Opportunity
Our K Position Tomorrow Is Even Better
Quick and Cost Effective
Mosaic Mine Expansions
0 Soon to Expire 1,240
Esterhazy Toll
Agreement Expiration
92
170
120
75
15
25
Total Estimated
Cost
US ($) Millions
Engineering
Stage
Engineering
Stage
Engineering
Stage
Internal Approval
Pending
Underway
Underway
Status
2012 360 Belle Plaine
2010 115 Belle Plaine
2014 450 Esterhazy
2014 270 Belle Plaine
2012 360 Colonsay
2010
Completion
225
Capacity Increase
(000 tonnes KCI)
Colonsay
Mine

This plan calls for approximately three million tonne, or 30% increase, in total potash capacity by 2015.  The next phase comes on-line as early as 2010.
Our potash expansion not only means that we will be able to meet growing demand, but also the economics of our expansion are a tremendous competitive advantage.
We believe our brownfield expansions have some of the lowest capital costs of any in the world.  We are well prepared to take full advantage of these low-cost opportunities.

The Mosaic Opportunity Phosphates: Controlling Our Own Destiny In a League of Our Own: • Unique cost synergies • Maximum asset leverage • Leadership

Mosaic’s phosphate business possesses its own very attractive attributes due to its
sheer size.   With an approximate 16% global market share, our breadth and depth of phosphate operations provides us with many significant advantages.
Our scale of operations produces significant cost efficiencies.
Vertical integration provides tremendous asset leverage.
And, most importantly, our volume puts us in a commanding position.
Our expectation is that the current tight market condition will be maintained over the next four years.

The Mosaic Opportunity:
A Strengthening Balance Sheet Supports Expansion
$2 billion refinancing
$850 million debt
prepayment
Nearly 10% decrease in
debt-to-capital ratio
Investment grade goal
32.8%
Debt-To-Capital
8/31/07

Whether expanding capacity in our potash business or funding other capital investments elsewhere, our means to do so have improved dramatically over the past year as our balance sheet has strengthened.
Investment grade status has been one of our major strategic goals since the formation of Mosaic three years ago.  Once this is attained, we will be free of covenants that restrict operational and strategic flexibility and able to pursue new investment and growth opportunity.  So, debt reduction has been our first priority for cash use.
During the past 12 months, we have made significant progress towards this goal.
Since May, 2007 we have prepaid a total of $850 million in long-term debt.
In the process, our debt-to-capital ratio improved from 41.8% to 32.8% year over year as of the end of the first fiscal quarter.  This ratio is expected to improve even more as we have paid down an additional $450 million of long-term debt during the second quarter.

The Mosaic Opportunity:
Current Debt Maturity Structure
* Maturities adjusted to call dates
Senior Secured All other long term debt
$0
$100
$200
$300
$400
$500
$600
FY '08 FY '09 FY '10 FY '11 FY '12 FY '13 FY '14 After FY '14
In Millions
7.375%
7.625%
7.30%
7.70%
7 3/8%
9.45%
6.92%
10.875%
As of August 31, 2007, adjusted to include subsequent
Senior Secured term loan prepayments of $450 million
Remaining term
loans of about $200
million
No significant debt
due for seven years,
first call in three
years

As you can see from this graph, the tan colored bars represent the remaining term loans we can prepay with no penalty, currently approximately $200 million.
The only significant near term debt outstanding is the two Senior Secured bonds, with the first call date in 3 years, but we are not required to make payments for 7 years.
Which gives us a great deal a flexibility to adjust our capital structure as needed, and use our ample liquidity to continue to optimize our debt structure.

The Mosaic Opportunity:
Current Credit Ratings of The Mosaic Company
We are committed to attain
investment grade ratings
Issue Moody's S&P Fitch
Corporate Family Ba1 BB BB+
Senior Unsecured Ba1 BB- BB+
Outlook Stable Positive Positive
Date of last rating action Oct 5, 07 Jan 23, 07 Nov 2, 07

Recently, both Moody’s and Fitch raised our corporate family rating two notches to one step below investment grade, with Fitch even putting us on positive outlook.
However, there are a few items that are obstacles to attaining an investment grade rating.
These include first of all, additional debt pay downs.  And since the rating agency’s actions, we have paid down an additional $150 million of long term debt.
Second, we are working to remediate our sole remaining material weakness in the reporting of income taxes.
And last is the registration of the senior secured notes which we are working on and is expected to be completed in early 2008.

Current Phosphate Trends
100
150
200
250
300
350
400
450
500
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DAP Prices
(fob Tampa)
$ MT
90
Source: Fertecon
•
Tight market
continues
•
North American
inventories at lowest
level in more than
15 years
•
Recent $20 per short
ton price increases
07 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06

I have focused my remarks today intentionally on the mid-to-long term in order to demonstrate the sustainability of current trends.  Before closing, here’s a brief update on the short-term outlook.
Demand prospects remain strong as we continue to enjoy strong rebounds in Brazil and India.
High wheat prices in the Soviet Union and Ukraine and more planted area in EU countries mean that we will see phosphate and potash from this region of the world stay in the region - further tightening supply in other parts of the world.
In North America, DAP and MAP shipments are up 38% from last year and inventories are at their lowest levels since the early 90s.  As a result, pricing remains strong.
Over the past month, we have completed a total of over $20 per short ton price increases for DAP, fob Central Florida; and the export price in Tampa has also increased to over $500 per tonne this past week.

Current Potash Trends
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300
330
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Granular Potash Price
(fob U.S. Midwest Warehouse)
$ ST
90
Source: Green Markets
07 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06
•
Tight market and
high prices
•
K imports to Brazil
10/07 = $185
10/08 = $355
•
Recent price
increase in
North America

Market dynamics are similar for potash.
As an example, take a look at the delivered price of potash to Brazil a year ago -
$185 per tonne.
The most recent potash price increase will take that to $355 per tonne – double the price within 12 months.
In North America, prices also are on the rise. We implemented a $28 - $35 potash price increase per short ton several weeks ago.
And, of course, the problems in rail logistics in Russia have further tightened the market.

Price Increase Sensitivities
$0.01
$09.0
$0.01 Canadian dollar
$0.01
$08.9
10% Brazilian real
Exchange Rate
$0.06 $36.9 $1.00 Natural Gas
($/mmbtu)
$0.02 $12.4
$0.10
Ammonia
($/tonne)
$0.03 $20.1
$0.05
Sulfur
($/lt)
Raw Materials
$0.10 $63.7 500 Phosphate Volume
(000 tonnes)
$0.14 $89.0
$0.10
DAP Price
($/tonne)
$0.06 $39.6 500 Potash Volume
(000 tonnes)
$0.12 $78.1
$0.10
MOP Price
($/tonne)
Marketing
EPS Change
Pre-Tax Earnings
($ in millions)

This chart gives you  some idea of how price increases impact our bottom line.  For example, a $10 per tonne increase in our potash realized price has about a $.12 impact on our earnings per shares.  A $10 per tonne price increase in our DAP realized price has about a $0.14 EPS impact.

Fiscal 2008:
Financial Guidance
Phosphate
Sales Volume
8.5 - 9.0 Million Tonnes
$50 - $75 Million
$360 - $400 Million
$280 - $300 Million
Low 30s%
8.6 - 9.1 Million Tonnes
Potash
Sales Volume
Tax Rate
SG&A
Capital Spending
Equity Earnings

Turning to guidance for fiscal 2008 -
Phosphate sales volume is expected to be within close range of last years 8.9 million tonnes, while we expect potash volume to grow anywhere from 7% to 14% over last years 7.9 million tonnes.
Equity earnings from non-consolidated subsidiaries remain on track in a range of $50 to $75 million due to expected better results from nitrogen producer Saskferco and our Brazilian subsidiary, Fosfertil.
Cap Ex for fiscal 2008 should grow from $292 million to a range of $360 to $400 million.  The increase is largely for growth or cost-reduction opportunities, such as the potash capacity expansions we discussed earlier and projects to reduce operating costs in phosphates.
SG&A should be down slightly from $310 million in FY07.
And finally, we expect a tax rate in the low 30% range reflecting the significant improvement in our Phosphates business, which allows us to use operating loss carry forwards.

In Conclusion…
Crop Nutrients Have Never Looked So Good
•
Competing end-uses
•
Growing fundamental demand
•
Diverse global customer base
•
Limited number of global
suppliers
•
Greenfield projects are expensive

In closing today, it is worth pointing out that the crop nutrient business as a whole has an extremely attractive set of fundamental attributes.
Competing end-uses and growing demand for food, feed, fiber and, now, fuel translate into a critical need for crop nutrients that can optimize crop yields.
Our customer base encompasses farmers and distributors - both large and small - in almost every agricultural economy of the world.

Mosaic & Groundbreaking Opportunity: A Compelling Alignment It’s Fundamental Market Drivers & MOS Execution It’s Global Market Demand & MOS Presence It’s Sustainable Market Growth & MOS Capacity

When you apply these attributes to the opportunity that the industry and Mosaic are looking at - it creates a very compelling scenario.
It’s an opportunity with excellent fundamental demand drivers and one that Mosaic will capitalize on by executing its own fundamentals well.
It’s a global opportunity and Mosaic has a unique global presence to match it.
Finally, it’s a market opportunity with sustainable growth prospects. Mosaic’s own capacity for expansion means that our current level of performance should also be sustainable for the foreseeable future.
I appreciate your listening to our story today and now I’d be happy to take questions.
27